Summary Prospectus April 30, 2012 as amended February 1, 2013

RETAIL SHARE CLASS: WTIFX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.westcore.com/LiteratureForms/ReportsProspectuses.aspx. You can also get this information at no cost by calling 800.392.CORE (2673), by sending an email request to WestcoreInvest@westcore.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, each dated April 30, 2012, along with the Fund’s most recent annual report dated December 31, 2011, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

Westcore International Small-Cap Fund (the “Fund”) seeks to achieve long-term growth of capital primarily through investments in international small-cap companies.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Retail Class
Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount of shares redeemed or exchanged within 90 calendar days from their date of purchase)	2.00%
Annual Account Maintenance Fee (for Retail Class accounts under $750)	12.00
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.20%
Distribution (12b-1) Fees	None
Other Expenses(2)	0.45%
Acquired Fund Fees and Expenses(3)	0.01%
Total Annual Fund Operating Expenses	1.66%
Fee Waiver and Expense Reimbursement(1)	(0.15)%
Total Annual Fund Operating Expense After Fee Waiver and Expenses Reimbursement(1)	1.51%
(1)

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2012 until at least April 30, 2013, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.50% for the Fund’s Retail Class for such period.

(2)	Restated to reflect current fees.
(3)

The Fund’s shareholders indirectly bear the expenses of the other funds in which the Fund invests (Acquired Funds). The operating expenses in this fee table may not correlate to the expense ratio in the Financial Highlights in this Fund’s prospectus, because the Financial Highlights include only the operating expenses incurred by the Fund, not the indirect costs of investing in the Acquired Funds.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Retail Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. This Example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for two years through ten. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Retail Class	$154	$509	$ 888	$1,950

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

April 30, 2012

Principal Investment Strategies of the Fund

  The Fund invests primarily in the common stock of approximately 35 to 60 foreign small-cap companies that are trading at a discount to the portfolio management team’s estimated intrinsic value of such company with the potential to grow their earnings and cash flows.
  Under normal circumstances, at least eighty percent (80%) of the value of the Fund’s net assets, plus any borrowings for investment purposes, is invested in small-cap companies.
  The Fund currently considers “small-cap companies” to be those companies included in, or similar in size to those included in its benchmark index, the MSCI EAFE Small-Cap Index, at the time of purchase. As of March 31, 2012, companies within this benchmark index ranged from approximately $22.1 million to $5.2 billion in market capitalization. As of March 31, 2012, the weighted average market capitalization of the benchmark was approximately $1.7 billion as compared to approximately $1.1 billion for the companies within the Fund’s portfolio. Please note that these market capitalization measures will fluctuate over time.
  Under normal circumstances, the Fund primarily invests its assets in common stocks of foreign companies in developed countries. The Fund may, to a lesser extent, invest in emerging markets and/or in U.S.-based companies.
  The team implements an investment strategy that is based on the belief that investing in businesses trading at a significant discount to intrinsic value leads to strong performance over time. Utilizing a bottom-up approach grounded in independent fundamental research, the team constructs a portfolio designed to generate alpha primarily through stock selection.
  The team seeks to capitalize on the inefficiencies within its international small-cap universe. Investments are made in small-cap companies primarily in developed foreign markets.
  The team believes the best way to identify attractive candidates for research is to consider companies within its entire international small-cap universe. The portfolio management team does not eliminate any industries from the research process and does not pre-judge companies based on the nature of the business but rather focuses on the underlying characteristics of the business.
  Investing in attractively-valued, cash-generative companies is the goal of the team’s process. Using proprietary fundamental research, the team looks for key attributes in companies including free cash flow, earnings growth, return on invested capital, balance sheet strength and relative upside to their estimate of intrinsic value. It seeks to manage risk through a valuation discipline, in-depth fundamental analysis and portfolio structure.
  The team may invest in forward currency contracts to adjust the portfolio’s exposure to different currencies consistent with the team’s targets, which consider the currency weightings within the Fund’s benchmark index.
  The Fund considers “foreign companies” to include those domiciled outside of the United States or with the principal trading market of their securities outside of the United States. For purposes of determining the countries in which the Fund invests, the following countries are currently considered to be “developed countries”: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Fund considers emerging market countries to be those countries that are neither the United States nor developed countries.
  Stocks may be sold when conditions have changed and the company’s prospects are no longer attractive, its stock price has achieved the team’s valuation target or better relative investment opportunities have been identified.

Principal Risks of Investing in the Fund

  Risk of Loss. You could lose money by investing in the Fund.
  Market Risk. As with any equity fund, the value of your investment will fluctuate over time in response to overall movements in the stock market. Further, investments in common stocks tend to be more volatile than many other investment choices.
  Portfolio Management Risk. The Fund is subject to the risk that the securities held by the Fund will underperform other securities and/ or may decline in value.
  Foreign Exposure Risk. The Fund may invest in non-U.S. traded securities. There are risks and costs involved in investing in non-U.S. traded securities which are in addition to the usual risks inherent in securities that trade on a U.S. exchange. These risks will vary from time to time and from country to country, especially if the country is considered an emerging market or developing country and may be different from or greater than the risks associated with investing in developed countries. These risks may include, but are not limited to, higher transaction costs, the imposition of additional foreign taxes, less market liquidity, security registration requirements and less comprehensive security settlement procedures and regulations, significant currency devaluation relative to the U.S. dollar, restrictions on the Fund’s ability to repatriate investment income or capital, less government regulation and supervision, less public information, less economic, political and social stability and adverse changes in diplomatic relations between the United States and that foreign country.
  Currency Risk. In addition, the Fund’s significant exposure to foreign markets can regularly affect the net asset value and total return of the Fund due to fluctuations in currency exchange rates. Use of forward currency contracts can further increase this risk.

  Indirect Foreign Exposure Risk. Investments in U.S. traded securities that are organized under the laws of a foreign country or have significant business operations abroad may be impacted by these same foreign exposure risks indirectly. This includes securities in the form of sponsored and unsponsored depositary receipts. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these depositary receipts generally bear all of the costs of the depositary facility, and the bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications from the foreign issuer or to pass through voting rights. These risks will vary from time to time and from country to country especially if the country is considered an emerging market or developing country.

Risk/Return Bar Chart and Table

The following bar chart and table provide an indication of the risk of investing in the Fund by showing changes in the Fund’s Retail Class performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years compared with those of an unmanaged index of securities. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on www.westcore.com or call toll-free 800.392.CORE (2673).

Retail Class - Calendar Year Total Returns as of December 31 (%)

Highest Quarterly Return: 6/30/2009 36.15% Lowest Quarterly Return: 12/31/2008 (24.73)%

Average Annual Total Returns (for the Periods Ended December 31, 2011)

After-tax returns for the Retail Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Westcore International Small-Cap Fund	1 Year	5 Years	10 Years
Retail Class
Return Before Taxes	(5.75)%	1.95%	7.61%
Return After Taxes on Distributions	(5.99)%	1.70%	7.46%
Return After Taxes on Distributions and Sale of Fund Shares	(3.43)%	1.63%	6.71%
MSCI EAFE® Small-Cap Index (reflects no deduction for
fees, expenses, or taxes)	(15.66)%	(3.80)%	9.41%

April 30, 2012

Management

Investment Adviser

Denver Investments

Portfolio Managers

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
John C. Fenley, CFA
Partner, Director of International Small-Cap Research – Denver Investments; Portfolio Manager of the Fund	October 1, 2003
Jeremy A. Duhon, CFA
Partner, International Small-Cap Research Analyst – Denver Investments; Portfolio Manager of the Fund	April 30, 2009

Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

As of the close of business on February 1, 2013, the Westcore International Small-Cap Fund is closed to new investors. Shareholders of record of the Westcore International Small-Cap Fund on February 1, 2013 may continue to add to their existing accounts through the purchase of additional shares and through the reinvestment of dividends and capital gain distributions. New accounts may continue to be established under certain limited circumstances by financial advisors and/or intermediaries whose clients have established accounts in the Westcore International Small-Cap Fund as of February 1, 2013 or by existing or new participants in a qualified retirement plan. The Board of Trustees reserves the right to re-open the Westcore International Small-Cap Fund to new investors at any time or to modify the extent to which future sales of shares are limited. For example, if, after the “soft close” described above, the assets under management continue to grow to a size where we believe future growth will negatively impact Denver Investments’ ability to successfully manage the style, the Board of Trustees may further restrict shareholder inflows through a “hard close” (closing the Fund to any subsequent purchases by any investor, other than through reinvestments of dividends), which could occur in the near-term.

The minimum initial purchase is $2,500 for the Retail Class. The minimum subsequent purchase is $25 for the Retail Class (or $25 per month for automatic investment). You may redeem shares of the Fund on any business day through the Fund’s website at www.westcore. com, by telephone at 800.392.CORE (2673), by regular mail at Westcore Funds, P.O. Box 44323, Denver, CO 80201-4323, or by a systematic withdrawal plan (must be multiples of $50, and can be accomplished monthly, quarterly, or annually).

Tax Information

The Fund intends to make distributions that will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions of the Fund will be subject to federal income tax.

Financial Intermediary Compensation - Payments to Broker Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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